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                                                                   EXHIBIT 10.31

                                CARESIDE, INC.
                         EMPLOYEE STOCK PURCHASE PLAN


1.   PURPOSE.
     -------

          The CARESIDE, Inc. Employee Stock Purchase Plan (the "Plan") is intended to encourage and facilitate the purchase of Shares of the Common Stock of CARESIDE, Inc. (the "Company"), by employees of the Company and any Participating Companies, thereby providing employees with a personal stake in the Company and a long range inducement to remain in the employ of the Company and Participating Companies. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

2.   DEFINITIONS.
     -----------

     (a)  "Account" means a bookkeeping account established by the Committee on
           -------
behalf of a Participant to hold Payroll Deductions.

     (b)  "Approved Leave of Absence" means a leave of absence that has been
           -------------------------
approved by the applicable Participating Company in such a manner as the Board may determine from time to time.

     (c)  "Board" means the Board of Directors of the Company.
           -----

     (d)  "Code" means the Internal Revenue Code of 1986, as amended.
           ----

     (e)  "Committee" means the Committee appointed pursuant to section 14 of
           ---------
the Plan.

     (f)  "Company" means CARESIDE, Inc.
           -------

     (g)  "Compensation" means an Employee's cash compensation payable for
           ------------
services to a Participating Company.

     (h)  "Election Form" means the form acceptable to the Committee which an
           -------------
Employee shall use to make an election to purchase Shares through Payroll Deductions pursuant to the Plan.

     (i)  "Eligible Employee" means an Employee who meets the requirements for
           -----------------
eligibility under section 3 of the Plan.

     (j) "Employee" means a person who is an employee of a Participating
          --------
Company.
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     (k)  "Fair Market Value" means the closing price per Share on the principal
           -----------------
national securities exchange on which the shares are listed or admitted to trading or, if not listed or traded on any such exchange, on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if not listed or traded on any such exchange or system, the fair market value as reasonably determined by the Board, which determination shall be conclusive.

     (l)  "Five Percent Owner" means an Employee who, with respect to a
           ------------------
Participating Company, is described in section 423(b) of the Code.

     (m)  "Offering" means an offering of Shares to Eligible Employees pursuant
           --------
to the Plan.

     (n)  "Offering Commencement Date" means the first day of each January 1,
           --------------------------
April 1, July 1 and October 1 beginning on or after Offerings are authorized by the Committee, until the Plan Termination Date, provided that the first Offering Commencement Date may be delayed until the first day of the second month after adoption of the Plan, if necessary to permit Participants to make elections in accordance with section 3(e) of the Plan.

     (o)  "Offering Period" means the period extending from an Offering
           ---------------
Commencement Date through the following Offering Termination Date.

     (p)  "Offering Termination Date" means the last day of each March, June,
           -------------------------
September and December following an Offering Commencement Date.

     (q)  "Option Price" means 85 percent of the lesser of:  (1) the Fair Market
           ------------
Value per Share on the Offering Commencement Date, or if such date is not a trading day, then on the next trading day thereafter or (2) the Fair Market Value per Share on the Offering Termination Date, or if such date is not a trading day, then on the next trading day thereafter.

     (r)  "Participant" means an Employee who meets the requirements for
           -----------
eligibility under section 3 of the Plan and who has timely delivered an Election Form to the Committee.

     (s)  "Participating Company" means, as provided in Schedule A, the Company
           ---------------------
and subsidiaries of the Company, within the meaning of section 424(f) of the Code, if any, that are approved by the Board from time to time and whose employees are designated as Employees by the Board.

     (t)  "Payroll Deductions" means amounts withheld from a Participant's
           ------------------
Compensation pursuant to the Plan, as described in section 5 of the Plan.

     (u)  "Plan" means CARESIDE, Inc. Employee Stock Purchase Plan, as set forth
           ----
in this document, and as may be amended from time to time.

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     (v)  "Plan Termination Date" means the earlier of:
           ---------------------

          (1) The Offering Termination Date for the Offering in which the maximum number of Shares specified in section 5 of the Plan have been issued pursuant to the Plan; or

          (2) The date as of which the Board chooses to terminate the Plan as provided in section 15 of the Plan.

     (w)  "Shares" means shares of Common Stock of the Company.
           ------

     (x)  "Successor-in-Interest" means the Participant's executor or
           ---------------------
administrator, or such other person or entity to whom the Participant's rights under the Plan shall have passed by will or the laws of descent and distribution.

     (y)  "Termination Form" means the form acceptable to the Committee which an
           ----------------
Employee shall use to withdraw from an Offering pursuant to section 8 of the Plan.

3.   ELIGIBILITY AND PARTICIPATION.
     -----------------------------

     (a)  Initial Eligibility.  Except as provided in section 3(b) of the Plan,
          -------------------
each Employee shall be eligible to participate in the Plan.

     (b)  Ineligibility.  An Employee shall not be eligible to participate in
          -------------
the Plan if such Employee:

          (1)  Is a Five Percent Owner;

          (2) Has been employed by a Participating Company on a full-time basis for less than one full calendar quarter immediately preceding the effective date of an election to purchase Shares pursuant to the Plan;

          (3) Has not customarily worked more than 20 hours per week during a 24-consecutive-month period ending on the last day of the month immediately preceding the effective date of an election to purchase Shares pursuant to the Plan; or

          (4)  Is restricted from participating under section 3(d) of the Plan.

     (c)  Leave of Absence.  For purposes of participation in the Plan, an
          ----------------
Employee on an Approved Leave of Absence shall be deemed to be an Employee for the first 90 days of such Approved Leave of Absence and such Employee's employment shall be deemed to have terminated for purposes of participation under the Plan at the close of business on the 90th day of such Approved Leave of Absence unless such Employee shall have returned to regular non-

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temporary employment before the close of business on such 90th day.  Termination by the Participating Company of an Employee's Approved Leave of Absence, other than termination or return to non-temporary employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and the right to exercise any option. An Approved Leave of Absence shall be considered active employment for purposes of sections 3(b)(3) and 3(b)(4) of the Plan.

     (d)  Restrictions on Participation.  Notwithstanding any provisions of the
          -----------------------------
Plan to the contrary, no Employee shall be granted an option to participate in the Plan if:

          (1) Immediately after the grant, such Employee would be a Five Percent Owner; or

          (2) Such option would permit such Employee's rights to purchase stock under all employee stock purchase plans of the Participating Companies which meet the requirements of section 423(b) of the Code to accrue at a rate which exceeds $25,000 in fair market value (as determined pursuant to section 423(b)(8) of the Code) for each calendar year in which such option is outstanding.

     (e)  Commencement of Participation.    An Employee who meets the
          -----------------------------
eligibility requirements of sections 3(a) and 3(b) of the Plan and whose participation is not restricted under section 3(d) of the Plan shall become a Participant by completing an Election Form and filing it with the Committee on or before the 15th day of the month immediately preceding the Offering Commencement Date for the first Offering to which such Election Form applies. Payroll Deductions for a Participant shall commence on the applicable Offering Commencement Date when his or her authorization for Payroll Deductions becomes effective, and shall end on the Plan Termination Date, unless sooner terminated by the Participant pursuant to section 8 of the Plan.

4.   SHARES PER OFFERING.
     -------------------

     The Plan shall be implemented by a series of Offerings that shall terminate on the Plan Termination Date. Offerings shall be made with respect to Compensation payable for each calendar month of the Company's fiscal year for the period commencing with the first day of the month first occurring on or after adoption of the Plan by the Board and ending with the Plan Termination Date. Shares available for any Offering shall be the difference between the maximum number of Shares that may be issued under the Plan, as determined pursuant to section 10(a) of the Plan, for all of the Offerings, less the actual number of Shares purchased by Participants pursuant to prior Offerings. If the total number of Shares for which options are exercised on any Offering Termination Date exceeds the maximum number of Shares available, the Committee shall make a pro rata allocation of Shares available for delivery and distribution in as nearly a uniform manner as practicable, and as it shall determine to be fair and equitable,

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and the unapplied Account balances shall be returned to Participants as soon as practicable following the Offering Termination Date.

5.   PAYROLL DEDUCTIONS.
     ------------------

     (a)  Amount of Payroll Deductions.  An Eligible Employee who wishes to
          ----------------------------
participate in the Plan shall file an Election Form with the Committee at least 15 days before the Offering Commencement Date for the first Offering for which such Election Form is effective on which he or she may elect to have Payroll Deductions of such amounts designated by the Committee on the Election Form from time to time made from his or her Compensation on each regular payday during the time he or she is a Participant in the Plan, provided that the rules established by the Committee shall be consistent with section 423(b)(5) of the Code.

     (b)  Participants' Accounts.  All Payroll Deductions with respect to a
          ----------------------
Participant pursuant to section 5(a) of the Plan shall be credited to the Participant's Account under the Plan.

     (c)  Changes in Payroll Deductions.  A Participant may discontinue his
          -----------------------------
participation in the Plan as provided in section 8(a) of the Plan, but no other change can be made during an Offering, including, but not limited to, changes in the amount of Payroll Deductions for such Offering. A Participant may change the amount of Payroll Deductions for subsequent Offerings by giving written notice of such change to the Committee on or before the 15th day of the month immediately preceding the Offering Commencement Date for the Offering for which such change is effective.

     (d)  Leave of Absence.  A Participant who goes on an Approved Leave of
          ----------------
Absence before the Offering Termination Date after having filed an Election Form with respect to such Offering may:

          (1)  Withdraw the balance credited to his or her Account pursuant to section 8(b) of the Plan;

          (2) Discontinue contributions to the Plan but remain a Participant in the Plan through the Offering Termination Date;

          (3) Remain a Participant in the Plan during such Approved Leave of Absence through the Offering Termination Date and continue the authorization for the Participating Company to make Payroll Deductions for each payroll period out of continuing payments to such Participant, if any.

6.   GRANTING OF OPTIONS.
     -------------------

     On each Offering Termination Date, each Participant shall be deemed to have been granted an option to purchase a minimum of one (1) Share and a maximum number of Shares

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that shall be a number of whole Shares equal to the quotient obtained by dividing the balance credited to the Participant's Account as of the Offering Termination Date, by the Option Price.

7.   EXERCISE OF OPTIONS.
     -------------------

     (a)  Automatic Exercise.  With respect to each Offering, a Participant's
          ------------------
option for the purchase of Shares granted pursuant to section 6 of the Plan shall be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering.

     (b)  Fractional Shares and Minimum Number of Shares.  Fractional Shares
          ----------------------------------------------
shall not be issued under the Plan. Amounts credited to an Account remaining after the application of such Account to the exercise of options for a minimum of one (1) full Share shall be credited to the Participant's Account for the next succeeding Offering, or, at the Participant's election, returned to the Participant as soon as practicable following the Offering Termination Date, without interest.

     (c)  Transferability of Option.  No option granted to a Participant
          -------------------------
pursuant to the Plan shall be transferable other than by will or by the laws of descent and distribution, and no such option shall be exercisable during the Participant's lifetime other than by the Participant.

     (d)  Delivery of Certificates for Shares.  The Company shall deliver
          -----------------------------------
certificates for Shares acquired on the exercise of options during an Offering Period as soon as practicable following the Offering Termination Date.

8.   WITHDRAWALS.
     -----------

     (a)  Withdrawal of Account.  A Participant may elect to withdraw the
          ---------------------
balance credited to the Participant's Account by providing a Termination Form to the Committee at any time before the Offering Termination Date applicable to any Offering.

     (b)  Amount of Withdrawal.  A Participant may withdraw all, but not less
          --------------------
than all, of the amounts credited to the Participant's Account by giving a Termination Form to the Committee. All amounts credited to such Participant's Account shall be paid as soon as practicable following the Committee's receipt of the Participant's Termination Form, and no further Payroll Deductions will be made with respect to the Participant.

     (c)  Effect of Withdrawal on Subsequent Participation.  A Participant who
          ------------------------------------------------
elects to withdraw from an Offering pursuant to section 8(a) of the Plan shall be deemed to have elected not to participate in each of the four succeeding Offerings following the date on which the Participant gives a Termination Form to the Committee.

     (d)  Termination of Employment. Upon termination of a Participant's
          -------------------------
employment for any reason other than death, including termination due to disability or continuation of a leave of absence beyond 90 days, all amounts credited to such Participant's Account shall be returned to the Participant. In the event of a Participant's (1) termination of employment due to death or (2) death after termination of employment but before the Participant's Account has been returned, all amounts credited to such Participant's Account shall be returned to the Participant's Successor-in-Interest.

     (e)  Leave of Absence.  A Participant who is on an Approved Leave of
          ----------------
Absence shall, subject to the Participant's election pursuant to section 5(d) of the Plan, continue to be a Participant in the Plan until the end of the first Offering ending after commencement of such Approved Leave of Absence. A Participant who has been on an Approved Leave of Absence for more than 90 days shall not be eligible to participate in any Offering that begins on or after the commencement of such Approved Leave of Absence so long as such leave of absence continues.

9.   INTEREST.
     --------

     No interest shall be paid or allowed with respect to amounts paid into the Plan or credited to any Participant's Account.

10.  SHARES.
     ------

     (a)  Maximum Number of Shares.  No more than [____________] Shares may be
          ------------------------
issued under the Plan. Such Shares may be unissued shares or treasury shares of the Company. The number of Shares available for any Offering and all Offerings shall be adjusted if the number of outstanding Shares of the Company is increased or reduced by split-up, reclassification, stock dividend or the like. All Shares issued pursuant to the Plan shall be validly issued, fully paid and nonassessable.

     (b)  Participant's Interest in Shares.  A Participant shall have no
          --------------------------------
interest in Shares subject to an option until such option has been exercised.

     (c)  Registration of Shares.  Shares to be delivered to a Participant under
          ----------------------
the Plan shall be registered in the name of the Participant.

     (d)  Restrictions on Exercise.  The Board may, in its discretion, require
          ------------------------
as conditions to the exercise of any option such conditions as it may deem necessary to assure that the exercise of options is in compliance with applicable securities laws.

11.  EXPENSES.
     --------

     The Participating Companies shall pay all fees and expenses incurred (excluding individual Federal, state, local or other taxes) in connection with the Plan. No charge or deduction for any such expenses will be made to a Participant upon the termination of his or her participation under the Plan or upon the distribution of certificates representing Shares purchased with his or her contributions.

12.  TAXES.
     -----

     The Participating Companies shall have the right to withhold from each Participant's Compensation an amount equal to all Federal, state, city or other taxes as the Participating Companies shall determine are required to be withheld by them. In connection with such withholding, the Participating Companies may make any such arrangements as are consistent with the Plan as it may deem appropriate, including the right to withhold from Compensation paid to a Participant other than in connection with the Plan.

13.  PLAN AND CONTRIBUTIONS NOT TO AFFECT EMPLOYMENT.
     -----------------------------------------------

     The Plan shall not confer upon any Eligible Employee any right to continue in the employ of the Participating Companies.

14.  ADMINISTRATION.
     --------------

     The Plan shall be administered by the Board, which may delegate responsibility for such administration to a committee of the Board (the "Committee"). If the Board fails to appoint the Committee, any references in the Plan to the Committee shall be treated as references to the Board. The Board, or the Committee, shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable in administering the Plan, with or without the advice of counsel. The determinations of the Board or the Committee on the matters referred to in this paragraph shall be conclusive and binding upon all persons in interest.

15.  AMENDMENT AND TERMINATION.
     -------------------------

     The Board may terminate the Plan at any time and may amend the Plan from time to time in any respect; provided, however, that upon any termination of the Plan, all Shares or Payroll Deductions (to the extent not yet applied to the purchase of Shares) under the Plan shall be distributed to the Participants, provided further, that no amendment to the Plan shall affect the right of a Participant to receive his or her proportionate interest in the Shares or his or her Payroll Deductions (to the extent not yet applied to the purchase of Shares) under the Plan, and provided further that the Company may seek shareholder approval of an amendment to the Plan if such approval is determined to be required by or advisable under the regulations of the Securities or Exchange Commission or the Internal Revenue Service, the rules of any stock exchange or system on which the Shares are listed or other applicable law or regulation.

16.  EFFECTIVE DATE.
     --------------

     The Plan shall be effective on the date it is adopted by the Board, subject to approval by the Company's shareholders within one year of the adoption of the Plan by the Board. Any option granted before the approval of the Plan by the Company's shareholders shall be expressly conditioned upon such approval, and no Share certificates shall be issued until such approval. If shareholder approval is not received within 12 months before or after the date of the initial adoption of the Plan by the Board, no Share certificates shall be issued with respect to any automatic exercises which may have occurred pursuant to section 7 of the Plan, and all amounts credited to Participants' Accounts with respect to such Shares shall be returned to Participants as soon as administratively practicable.

17.  GOVERNMENT AND OTHER REGULATIONS.
     --------------------------------

     (a)  In General. The purchase of Shares under the Plan shall be subject to
          ----------
all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

     (b)  Securities Law.  The Committee shall have the power to make each grant
          --------------
under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, including Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission.

18.  NON-ALIENATION.
     --------------

     No Participant shall be permitted to assign, alienate, sell, transfer, pledge or otherwise encumber his interest under the Plan prior to the distribution to him of Share certificates. Any attempt at assignment, alienation, sale, transfer, pledge or other encumbrance shall be void and of no effect.

19.  NOTICES.
     -------

     Any notice required or permitted hereunder shall be sufficiently given only if delivered personally, telecopied, or sent by first class mail, postage prepaid, and addressed:

     If to the Company:
     -----------------

     Secretary
     CARESIDE, Inc.
     6100 Bristol Parkway
     Culver City, CA 90230

     Or  any other address provided pursuant to written notice.

     If to the Participant:
     ---------------------

     At the address on file with the Company from time to time, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

20.  SUCCESSORS.
     ----------

     The Plan shall be binding upon and inure to the benefit of any successor, successors or assigns of the Company.

21.  SEVERABILITY.
     ------------

     If any part of this Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of this Plan which shall continue in full force and effect.

22.  ACCEPTANCE.
     ----------

     The election by any Eligible Employee to participate in this Plan constitutes his or her acceptance of the terms of the Plan and his or her agreement to be bound hereby.

23.  APPLICABLE LAW.
     --------------

     This Plan shall be construed in accordance with the laws of the State of Delaware, to the extent not preempted by applicable Federal law.

                                  SCHEDULE A

                            PARTICIPATING COMPANIES
                            -----------------------


CARESIDE, Inc.